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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 16, 2004
                                                -------------------------

                                DeVRY INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


          DELAWARE               1-13988                  36-3150143
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<State or other jurisdiction    (Commission           (IRS Employer
  of incorporation               File Number)         Identification No.)


   ONE TOWER LANE, OAKBROOK TERRACE, IL                      60181
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (630)571-7700
                                                  -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 3


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                                DEVRY INC.
                              FORM 8-K INDEX


                                                                Page No.
                                                                --------

Item 5.02 - Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal
            officers                                               3

Signatures                                                         3




















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Item 5.02 - Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal officers

 Item 5.02(b)- Two members of the Company's Board of Directors, whose terms of office expired in 2004, Thurston E. Manning and Hugo J. Melvoin, elected not to stand for re-election and retired from the Board of Directors at the Company's Annual Meeting which was held on November 16, 2004.




Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DEVRY INC.
                                             ------------
                                             (REGISTRANT)



Date: November 22, 2004                      /s/Ronald L. Taylor
                                             -----------------------
                                             Ronald L. Taylor
                                             Chief Executive Officer




Date: November 22, 2004                      /s/Norman M. Levine
                                             -------------------------
                                             Norman M. Levine
                                             Senior Vice President and
                                             Chief Financial Officer